UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

FORGENT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Wild Basin Road

Austin TX, 78746

 (Address of principal executive offices and Zip Code)

(512) 437-2700

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change In Fiscal Year .

On November 24, 2009, the Board of Directors of Forgent Networks, Inc. (the "Company") authorized a change in the Companys fiscal year end to December 31 from July 31, effective for fiscal year 2010. The Company plans to report its financial results for the five month transition period of July 31, 2009 through December 31, 2009 on an Annual Report on Form 10-K and to thereafter file reports for each twelve month period ended December 31 of each year, beginning with the twelve month period ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 25, 2009

FORGENT NETWORKS, INC.

By:    /s/ David Sandberg

Name:

David Sandberg

Title:

Chairman